UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number:  811-6259

                          Stratus Fund, Inc.

(Exact name of registrant as specified in charter)

6811 S. 27th Street

P.O. Box 82535

                      Lincoln, NE  68501-2535

(Address of principal executive offices)

Jon C. Gross

Stratus Fund, Inc.

P.O. box 82535

                 Lincoln, Nebraska  68501-2535

(Name and address of agent for service)

Registrant’s telephone number:

(402) 323-1846

(888) 769-2362

Date of fiscal year end:

June 30

Date of reporting period:

June 30, 2015

Item 1.  Report to Stockholders

STRATUS FUND, INC.

Annual Report to Shareholders

June 30, 2015

Table of Contents

Management’s Discussion of Fund Performance

1

Performance

4

Expense Example

6

Financial Statements

Schedules of Investments

8

Statements of Assets and Liabilities

13

Statements of Operations

14

Statements of Changes in Net Assets

15

Financial Highlights

16

Notes to Financial Statements

20

Report of Independent Registered Public Accounting Firm

29

Directors and Executive Officers

30

Approval of Investment Advisory Agreement

32

Other Information

34

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dear Fellow Shareholders:

The past twelve months have generated reasonably strong returns in the equity markets, while fixed income markets saw modestly positive returns as interest rates have remained low but have recently begun to edge higher.  The S&P 500 has gained 7.4% over the past twelve months ended June 30, 2015, due in part to strong corporate balance sheets, which have allowed for high levels of corporate actions including share buybacks and heightened mergers and acquisition activity.  Furthermore, continued high corporate profits against the backdrop of an accommodative Federal Reserve Bank have kept major stock market averages at or near record highs.  Meanwhile, short-term interest rates remain at rock bottom levels - the ten year Treasury yielded 2.35% on June 30, 2015, compared to 2.53% a year ago and 2.17% at the beginning of the calendar year.  The low yield environment resulted in the widely followed Barclays Capital Aggregate Bond Index gaining 1.9% the past year, while shorter duration benchmarks generally returned closer to 1.0%.

US economic growth contracted (0.2%) for the first quarter of 2015, continuing the trend of below-average growth since the recession ended in 2009.  Full year 2015 Gross Domestic Product (GDP) estimates currently stand between 2% and 3%, as the US is expected to grow at a moderate pace.  Contributing to the recent negative GDP figure were a decline in business investment and a widening trade gap, partially due to the strong dollar.  Employment data has been more encouraging, as employment numbers have been strong, the unemployment rate is at seven-year lows, and signs of wage growth are potentially beginning to surface.  Outside the US, global economies continue to paint a mixed picture, with the Eurozone seemingly slowly emerging from recession but China showing robust but slowing growth.  At quarter-end it was the dire economic situation in Greece that was dominating headlines and impacting investor sentiment.

Over the past twelve months, the Federal Reserve concluded its most recent quantitative easing program and is signaling that Fed Funds rate hikes are likely to commence later in 2015.  So far, the Fed has been able to position for tightening without the adverse effect of significantly rising longer-term interest rates. Short-term rates appear to remain anchored historically low for the time being.  Inflation has been benign, but signs of inflation are potentially beginning to surface as we head to the second half of 2015.

Government Securities Portfolio

The Stratus Government Securities Portfolio returned 0.86% for the past year versus 1.93% for the 100% US Treasury bond benchmark.  Fund effective duration was consistently shorter than that of the US Treasury one to ten-year benchmark throughout the year.   The short relative duration was a drag on performance as the yield curve flattened.  Most of the drop in yield occurred in the ten-year portion of the yield curve where the fund was least exposed.   Most sectors in our high grade bond universe, except for the government sponsored Mortgage Backed Securities (MBS), underperformed relative the benchmark for the year.   High-grade corporate bonds, (rated A or better), matched the performance of the benchmark.   Much like last year, US Treasury Inflation Protected securities (TIPS) were the worst performing sector, returning a -2.16%.   With the economic recovery showing signs of acceleration and inflationary expectations rising, we expect TIPS to outperform US Treasury notes in the coming year.

In early October, investors who had expressed concern about higher US interest rates due to tightening US labor markets and the end to the Federal Reserve’s asset purchases (Quantitative Easing) quickly shifted focus to the risks associated with lethargic global economic growth, Europe specifically.  Also, with the core Personal Consumption Expenditures price index (PCE) decelerating slightly,  investors  appeared  to be betting that the Fed’s goal of 2% core- PCE would remain elusive for a considerable time, hence an easier monetary policy would  be warranted. The strength of the bond rally, which began on October 1st, fueled expectations that the Federal Open Market Committee (FOMC) may hold off raising rates for longer than expected.

During the 1st quarter of 2015, the labor markets continued to give conflicting signals.  The March payroll employment report was abysmal, increasing only 126,000, while initial claims for unemployment benefits continued to trend lower.  The four-week moving average for initial unemployment claims reached 282,250 in the 1st quarter, a post-crisis low. In March, non-manufacturing ISM and PMI services surveys showed high levels of demand for workers.  The 1st quarter annualized rate for average hourly earnings growth was almost 4%, which was a two-year high.

Weaker retail sales figures brought about by the harsh winter led many forecasters to revise 1st quarter GDP growth estimates downward.  Market sentiment for the first Fed rate hike has been pushed out to September 2015 and beyond by some economists.  US GDP last achieved a calendar year growth rate of greater than 3% in 2005.

The Fed is signaling the first hike in the funds rate “at some point this year (2015)”.  However they are using the usual caveat that “The pace and timing of said rate hikes are data dependent and subject to revision...”  On June 30, 2015 the Fed Funds futures market predicted a fifty-fifty chance of a hike in September and a 100% chance of one hike by year-end.  Over the short-term, international developments (China, Greece) will likely remain the dominant driver of US Treasury yields.

We plan to maintain our modest exposure to US TIPS as we would expect TIPS break-evens to improve if a Greece bailout deal is reached with the European Central Bank.  However, concerns about China and energy prices could negatively impact break-evens.  We would also look to maintain or perhaps increase our current position in TIPS if inflationary expectations begin to accelerate.

We have seen government MBS yield spreads widen almost twenty basis points in recent months as prepayment risks have fallen due an improving housing market.  With wider yield spreads and 2nd half 2015 net supply of Agency MBS expected to decline, this sector could be an area of focus for added investment.  The Fund continues to be positioned defensively.  Any change in allocation will be consistent with the Fund’s defensive posture.

Growth Portfolio

For the 12 months ended June 30, 2015, the Stratus Growth Portfolio posted a gain of 5.5%, trailing the S&P 500 Index’s gain of 7.4% over the same time period.  The stock market has continued its uninterrupted rebound from the depths of the “Great Recession” despite a very modest economic recovery.  This backdrop has proven difficult for active managers, as according to data from BofA Merrill Lynch, less than two in five active managers have outperformed the S&P 500 for the past twelve months, a continuation of the challenging backdrop for active equity management.

Over the past twelve months, Health Care, Consumer Discretionary, and Technology were the top performing sectors in the S&P 500, while Energy was by far the worst performing sector over that time period.   Joining Energy as relative laggards were Utilities, Materials, and Telecom.  During this time, the Stratus Growth Portfolio has been fairly well diversified, with modest overweight positions in Health Care and an underweighting to Utilities likely adding to performance, while sector positioning in Energy (overweight) likely detracted from relative performance.

Given the continued uncertain economic backdrop and elevated levels of the stock market, the Stratus Growth Portfolio has continued to emphasize what we believe to be higher quality stocks trading at reasonably attractive valuations.  This has resulted in the portfolio having a higher average market capitalization and stronger balance sheets than the market in general, which we believe increases the quality of the portfolio.  We have also emphasized the attributes of growing dividend yields as well as attractive valuations which we believe also helps to improve the overall quality of the portfolio.  However, these yield and valuation characteristics appear to have detracted from performance versus the S&P 500 over the past twelve months.

The three largest holdings in the portfolio at fiscal year-end; General Electric (GE), Walt Disney Company (DIS), and Comcast (CMCSA), possess our desired quality and value characteristics, and carry attractive dividend yields especially in light of the current low interest rate environment.  In fact, over 85% of the stocks in the Stratus Growth Portfolio pay a dividend, and the vast majority of those companies have raised their dividend over the past year.

The Growth Portfolio has maintained a diversified portfolio, and risk control is implemented by maintaining exposure to major sectors and industries of the market while limiting overexposure to individual securities or industries.  Furthermore, cash reserves may be increased in relation to the assessment of risk versus reward for individual stocks or for the stock market in general.

Looking forward, the Growth Portfolio expects to continue its focus on what we believe to be high quality securities.  Stocks with strong balance sheets, solid cash flows, and the ability to grow dividends appear to be a suitable way to navigate the current uncertain economic environment.  Moreover, we feel many of these securities possess potential to grow or otherwise unlock shareholder value and trade at valuations which should ultimately be rewarded by investors.

We thank you for your past and continued investment in the Stratus Family of Funds.

Respectfully,

Ryan Sailer, CFA

Mark Portz, CFA

PERFORMANCE

Average Annual Return

End of Period (06/30/2015) Values

1 Year

5.45%

Growth Institutional Shares

$1,250,583.75

5 Years

13.78%

S&P 500

$1,715,246.00

10 Years

5.73%

Average Annual Return

End of Period (06/30/2015) Values

1 Year

0.68%

Growth Retail Shares

$23,033.83

5 Years

12.73%

S&P 500

$28,100.20

10 Years

5.26%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 4.5% on the $10,000 investment with dividends and capital gains reinvested.  Average annual return in the chart above assumes reinvestment of dividends and capital gains.  Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares.

Average Annual Return

End of Period (06/30/2015) Values

1 Year

0.86%

Government Securities Institutional Shares

$568,944.00

5 Years

1.42%

Merrill Lynch U.S. Treasury Inter-Term Bond

$661,856.75

10 Years

3.06%

Average Annual Return

End of Period (06/30/2015) Values

1 Year

(2.16%)

Government Securities Institutional Shares

$17,771.30

5 Years

0.81%

Merrill Lynch U.S. Treasury Inter-Term Bond

$20,492.58

10 Years

2.76%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested.  Average annual return in the chart above assumes reinvestment of dividends and capital gains.  Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares.

EXPENSE EXAMPLE

As a shareholder of Stratus Fund, Inc. (the Fund) you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at January 1, 2015 and held until June 30, 2015.

The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Six Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)

	Beginning Account Value at January 1, 2015	Ending Account Value Using Actual Return at June 30, 2015	Expenses Paid During Six Months Ended June 30, 2015*

Actual
Growth Institutional	$1,000.00	$1,007.40	$5.82
Growth Retail	$1,000.00	$961.70	$5.69
Government Securities Institutional	$1,000.00	$1,005.50	$4.62
Government Securities Retail	$1,000.00	$975.30	$4.55

	Beginning Account Value at January 1, 2015	Ending Account Value Using 5% Return at June 30, 2015	Expenses Paid During Six Months Ended June 30, 2015*
Hypothetical (5% return before expenses)
Growth Institutional	$1,000.00	$1,018.99	$5.86
Growth Retail	$1,000.00	$1,018.99	$5.86
Government Securities Institutional	$1,000.00	$1,020.18	$4.66
Government Securities Retail	$1,000.00	$1,020.18	$4.66

* Expenses are equal to the Fund's expense ratio of 1.20% (Growth Portfolio Institutional and Retail Shares) and 0.95%
(Government Securities Portfolio Institutional and Retail Shares), multiplied by the average account value over the period, multiplied by 181 days divided by 365 days (to reflect the one-half year period).

GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2015

		Percent of
Shares	Common Stock - 97.99%	Net Assets	Fair Value

	Basic Materials	2.67%
20,000	Allegheny Technologies, Inc.		$604,000
12,000	Freeport-McMoRan Copper & Gold, Inc.		223,440
3,000	The Mosaic Company		140,550
5,000	Potash Corp. of Saskatchewan, Inc.		154,850
			1,122,840

	Consumer Discretionary	12.10%
24,000	Comcast Corp.		1,443,360
19,000	Lowe's Companies, Inc.		1,272,430
13,000	Viacom, Inc.		840,320
13,500	Walt Disney Co.		1,540,890
			5,097,000

	Consumer Staples	10.73%
10,000	CVS Caremark Corp.		1,048,800
12,000	General Mills, Inc.		668,640
12,500	Pepsico, Inc.		1,166,750
9,000	Procter & Gamble Co.		704,160
7,000	Wal-Mart Stores, Inc.		496,510
11,000	Whole Foods Market, Inc.		433,840
			4,518,700

	Energy	9.77%
4,000	Core Laboratories NV		456,160
10,500	Exxon Mobil Corp.		873,600
16,000	Occidental Petroleum Corp.		1,244,320
5,000	Schlumberger Limited		430,950
34,000	Spectra Energy Corp.		1,108,400
			4,113,430

	Financials	16.57%
6	Berkshire Hathaway, Inc. - A *		1,229,100
1,000	BlackRock, Inc.		345,980
14,000	Capital One Financial Corp.		1,231,580
2,000	Goldman Sachs Group, Inc.		417,580
16,000	JPMorgan Chase & Co.		1,084,160
12,000	MetLife, Inc.		671,880
10,000	Realty Income Corp.		443,900
38,000	Redwood Trust, Inc.		596,600
17,000	Wells Fargo & Company		956,080
			6,976,860

	Health Care	15.97%
15,000	Abbott Laboratories		736,200
15,000	AbbVie, Inc.		1,007,850
4,000	Edwards Lifesciences Corp. *		569,720
9,000	ICON Public Limited Company *		605,700
13,000	Johnson & Johnson		1,266,980
8,126	Medtronic plc		602,137
2,000	Novartis AG		196,680
9,000	United Health Group, Inc.		1,098,000
5,000	Waters Corp. *		641,900
			6,725,167
8
GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

		Percent of
Shares	Common Stock	Net Assets	Fair Value

	Industrials	9.21%
3,000	3M Co.		$462,900
23,000	Expeditors International of Washington, Inc.		1,060,415
60,000	General Electric Co.		1,594,200
11,500	ITT Corp.		481,160
12,000	Terex Corp.		279,000
			3,877,675

	Technology	18.57%
11,000	Apple, Inc.		1,379,675
21,000	Cisco Systems, Inc.		576,660
9,000	eBay, Inc. *		542,160
17,000	EMC Corp.		448,630
400	Google, Inc. Class A *		216,016
701	Google, Inc. Class C *		364,877
20,000	Juniper Networks, Inc. *		519,400
23,000	Microsoft Corp.		1,015,450
32,000	Nuance Communications, Inc. *		560,320
18,000	Oracle Corp.		725,400
7,000	QUALCOMM, Inc.		438,410
20,000	Texas Instruments, Inc.		1,030,200
			7,817,198

	Telecommunications	1.25%
4,575	Verizon Communications, Inc.		213,241
8,636	Vodafone Group Plc		314,782
			528,023

	Utilities	1.15%
15,000	ITC Holdings Corp.		482,700

	Other Securities - 1.95%
822,508	Goldman Sachs Financial Square Government Fund	1.95%	822,508

	Total investments in securities (cost $26,879,240)	99.94%	$42,082,101
	Other assets, less liabilities	0.06%	25,534
	NET ASSETS	100.00%	$42,107,635

*Indicates nonincome-producing security

Industry classifications are unaudited

See accompanying notes to financial statements

GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2015

Principal		Percent of
Amount		Net Assets	Fair Value

	Government Agency Bonds	21.33%
1,500,000	Federal Home Loan Bank 2.00% due 9/13/19		$1,527,863
2,100,000	Federal Home Loan Bank 4.875% due 10/30/17		2,287,832
1,100,000	Federal Home Loan Mortgage 3.75% due 3/27/19		1,195,072
1,000,000	Federal Home Loan Mortgage 5.25% due 4/18/16		1,039,275
2,000,000	Federal National Mortgage Assn. 5.00% due 5/11/17		2,158,332
			8,208,374

	Mortgage Backed Securities	14.06%
2,083,244	Federal Home Loan Mortgage Pool 2.00% due 6/1/28		2,072,290
221,719	Federal Home Loan Mortgage Pool 4.00% due 5/01/19		232,279
52,210	Federal Home Loan Mortgage Pool 5.00% due 2/01/18		54,512
12,358	Federal Home Loan Mortgage Pool 5.50% due 9/01/17		12,686
11,837	Federal Home Loan Mortgage Pool 5.50% due 11/01/16		12,075
6,419	Federal Home Loan Mortgage Pool 6.00% due 3/01/17		6,502
2,803	Federal National Mortgage Assn. Pool 5.50% due 3/01/17		2,870
239,819	Federal National Mortgage Assn. Pool 5.50% due 1/01/18		249,995
7,499	Federal National Mortgage Assn. Pool 6.00% due 6/01/16		7,610
9,241	Federal National Mortgage Assn. Pool 6.00% due 12/01/16		9,454
147,579	Government National Mortgage Assn. Pool 4.50% due 5/15/18		154,635
288,499	Government National Mortgage Assn. Pool 5.00% due 11/15/33		321,983
105,082	Government National Mortgage Assn. Pool ARM due 8/20/32		109,094
123,652	Government National Mortgage Assn. Pool ARM due 8/20/34		128,722
2,000,000	Government National Mortgage Assn. CMBS 3.147% due 5/16/40		2,038,182
			5,412,889

	Treasury Notes/Bonds/Inflation Protected Securities	40.18%
2,000,000	US Treasury Note 1.125% due 6/15/18		2,007,500
2,000,000	US Treasury Note 1.375% due 7/31/18		2,020,000
1,000,000	US Treasury Note 2.00% due 2/15/25		971,562
1,500,000	US Treasury Note 2.125% due 5/15/25		1,472,813
2,000,000	US Treasury Note 2.75% due 2/15/19		2,106,250
2,000,000	US Treasury Note 5.125% due 5/15/16		2,083,906
2,258,580	US Treasury Inflation Protected Security 1.625% due 1/15/18		2,386,508
2,216,040	US Treasury Inflation Protected Security 1.875% due 7/15/19		2,414,965
			15,463,504

	Corporate Bonds	11.00%
1,000,000	Archer Daniels 5.45% due 3/15/18		1,101,680
1,000,000	Conoco Phillips 5.625% due 10/15/16		1,057,186
500,000	Oracle Corp 1.2% due 10/15/17		500,001
500,000	Pfizer, Inc. 6.20% due 3/15/19		571,926
1,000,000	Procter & Gamble 1.8% due 11/15/15		1,005,065
			4,235,858

	Student Loans	8.55%
2,000,000	Brazos 2005-2 B2 due 6/25/42		1,843,246
1,500,000	SLMA 2007-5 B-2 due 1/26/43		1,446,006
			3,289,252

	Other Securities	4.40%
1,694,731	JP Morgan U.S. Government Fund		1,694,731

	Total investments in securities (cost $36,693,626)	99.52%	$38,304,608
	Other assets, less liabilities	0.48%	183,202
	TOTAL NET ASSETS	100.00%	$38,487,810

See accompanying notes to financial statements

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2015

		Government
	Growth	Securities
Assets:	Portfolio	Portfolio
Investments in securities at fair value
(cost $26,879,240 and $36,693,626)	$ 42,082,101	$ 38,304,608
Accrued interest and dividends receivable	59,297	214,250
Prepaid expense	458	458
Receivable for fund shares sold	16,572	13,780
Total assets	$ 42,158,428	$ 38,533,096

Liabilities:
Accrued expenses, including investment management
and distribution expense payable to adviser,
administrator and distributor (note 4)	27,852	17,077
Payable to custodian	-	922
Payable for fund shares redeemed	22,941	27,287
Total liabilities	50,793	45,286

Net assets applicable to outstanding capital stock	$ 42,107,635	$ 38,487,810

Net assets are represented by:
Capital stock, authorized 20 million and 10 million shares respectively;
outstanding, at $.001 par (note 6)	$ 2,055	$ 3,772
Additional paid-in capital	19,757,852	36,841,579
Accumulated undistributed net investment gain	163,762	1,588
Accumulated net realized gain on investments	6,981,105	29,889
Unrealized appreciation	15,202,861	1,610,982
Total net assets applicable to shares outstanding	$ 42,107,635	$ 38,487,810

Shares outstanding and net asset value per share:
Institutional class net assets	$ 41,945,791	$ 38,484,589
Institutional shares of Capital Stock outstanding	2,047,518	3,772,476
Net Asset Value and offering price per share - Institutional shares	$ 20.49	$ 10.20

Retail class net assets	$ 161,844	$ 3,221
Retail shares of Capital Stock outstanding	8,020	316
Net Asset Value per share - Retail shares	$ 20.18	$ 10.20
Maximum sales charge (note 4)	0.95	0.32
Maximum offering price to public	$ 21.13	$ 10.52

See accompanying notes to financial statements

STATEMENTS OF OPERATIONS
Year Ended June 30, 2015

		Government
	Growth	Securities
Investment income:	Portfolio	Portfolio

Dividends	$ 1,035,114	$ 208
Interest	-	1,157,598
Other income	3,805	-
Total investment income	$ 1,038,919	$ 1,157,806

Expenses:
Investment advisory fees (note 4)	$ 325,799	$ 184,889
Administration fees (note 4)	123,325	112,232
Accounting and auditing	31,489	29,250
Directors' compensation	25,000	25,000
Securities pricing	6,744	8,875
Other operating expenses	65,001	55,709
Total expenses	577,358	415,955
Net investment income	$ 461,561	$ 741,851

Realized and unrealized gain (loss) on investments:
Net realized gain	$ 8,078,575	$ 110,281
Net unrealized appreciation (depreciation)
Beginning of period	21,389,103	2,065,140
End of period	15,202,861	1,610,982
Net unrealized depreciation	(6,186,242)	(454,158)
Net realized and unrealized gain (loss) on investments	1,892,333	(343,877)

Net increase in net assets resulting from operations	$ 2,353,894	$ 397,974

See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended June 30, 2015 and June 30, 2014

			Government
	Growth Portfolio		Securities Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Operations:
Net investment income	$ 461,561	$ 958,142	$ 741,851	$ 979,959
Net realized gain on investments	8,078,575	3,893,446	110,281	4,939
Unrealized appreciation (depreciation)	(6,186,242)	6,517,226	(454,158)	(335,599)
Net increase in net assets resulting from operations	2,353,894	11,368,814	397,974	649,299

Distributions to shareholders from:
Net investment income
Institutional Class	938,817	523,984	768,884	953,644
Retail Class	3,501	1,428	56	58
	942,318	525,412	768,940	953,702
Net realized gains
Institutional Class	2,287,055	1,934,971	-	-
Retail Class	6,426	5,211	-	-
	2,293,481	1,940,182	-	-

Total distributions	3,235,799	2,465,594	768,940	953,702

Capital share transactions (note 6):
Proceeds from sales	2,902,723	4,963,466	6,433,211	9,611,597
Payment for redemptions	(19,106,095)	(15,094,043)	(20,047,980)	(10,478,628)
Reinvestment of net investment income	538,522	347,099	401,111	579,018
Reinvestment of net realized gains	1,517,025	1,266,500	-	-
Total decrease from capital share transactions	(14,147,825)	(8,516,978)	(13,213,658)	(288,013)
Total increase (decrease) in net assets	(15,029,730)	386,242	(13,584,624)	(592,416)

Net Assets:
Beginning of period	57,137,365	56,751,123	52,072,434	52,664,850
End of period	$ 42,107,635	$ 57,137,365	$ 38,487,810	$ 52,072,434

Undistributed net investment income:	$ 163,762	$ 644,519	$ 1,588	$ 30,868

See accompanying notes to financial statements

GROWTH PORTFOLIO INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Years Ended June 30, 2015, 2014, 2013, 2012, and 2011

	2015	2014	2013	2012	2011
Net asset value:
Beginning of period	$ 20.69	$ 17.61	$ 15.11	$ 15.27	$ 12.30
Income from investment operations
Net investment income	0.30	0.36	0.19	0.17	0.11
Net realized and unrealized gain (loss) on investments	0.80	3.59	2.49	(0.20)	2.94
Total income (loss) from investment operations	1.10	3.95	2.68	(0.03)	3.05

Less distributions
Dividends from net investment income	(0.45)	(0.18)	(0.18)	(0.13)	(0.08)
Distribution from net realized gains	(0.85)	(0.69)	0.00	0.00	0.00
Total distributions	(1.30)	(0.87)	(0.18)	(0.13)	(0.08)

End of period	$ 20.49	$ 20.69	$ 17.61	$ 15.11	$ 15.27

Total return:	5.45%	22.98%	17.94%	(0.13%)	24.84%

Ratios/Supplemental data:
Net assets, end of period	$ 41,945,791	$ 56,977,333	$ 56,563,941	$ 53,332,085	$ 60,640,002
Ratio of expenses to average net assets	1.17%	1.19%	1.20%	1.18%	1.18%
Ratio of net investment income to average net assets	0.94%	1.73%	1.07%	1.03%	0.73%
Portfolio turnover rate	7.66%	8.36%	16.21%	20.22%	29.56%

Per share amounts calculated on average shares outstanding

See accompanying notes to financial statements

GROWTH PORTFOLIO RETAIL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2015, 2014, 2013, 2012, and 2011

	2015	2014	2013	2012	2011
Net asset value:
Beginning of period (a)	$ 20.40	$ 17.37	$ 14.91	$ 15.07	$ 12.14
Income from investment operations
Net investment income	0.30	0.36	0.19	0.17	0.11
Net realized and unrealized gain (loss) on investments	0.78	3.54	2.45	(0.20)	2.90
Total income (loss) from investment operations	1.08	3.90	2.64	(0.03)	3.01

Less distributions
Dividends from net investment income	(0.45)	(0.18)	(0.18)	(0.13)	(0.08)
Distribution from net realized gains	(0.85)	(0.69)	0.00	0.00	0.00
Total distributions	(1.30)	(0.87)	(0.18)	(0.13)	(0.08)

End of period (a)	$ 20.18	$ 20.40	$ 17.37	$ 14.91	$ 15.07

Total return: (a)	5.42%	23.01%	17.91%	(0.13%)	24.84%

Ratios/Supplemental data:
Net assets, end of period	$ 161,844	$ 160,032	$ 187,182	$ 191,582	$ 197,390
Ratio of expenses to average net assets	1.17%	1.19%	1.20%	1.18%	1.18%
Ratio of net investment income to average net assets	0.94%	1.73%	1.07%	1.03%	0.73%
Portfolio turnover rate	7.66%	8.36%	16.21%	20.22%	29.56%

Per share amounts calculated on average shares outstanding

(a) Excludes maximum sales load of 4.5%

See accompanying notes to financial statements

GOVERNMENT SECURITIES PORTFOLIO INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2015, 2014, 2013, 2012, and 2011

	2015	2014	2013	2012	2011
Net asset value:
Beginning of period	$ 10.29	$ 10.35	$ 10.71	$ 10.57	$ 10.58
Income from investment operations
Net investment income	0.20	0.19	0.22	0.26	0.29
Net realized and unrealized gain (loss) on investments	(0.11)	(0.06)	(0.35)	0.13	(0.01)
Total income from investment operations	0.09	0.13	(0.13)	0.39	0.28

Less distributions
Dividends from net investment income	(0.18)	(0.19)	(0.23)	(0.25)	(0.29)
Total distributions	(0.18)	(0.19)	(0.23)	(0.25)	(0.29)

End of period	$ 10.20	$ 10.29	$ 10.35	$ 10.71	$ 10.57

Total return:	0.86%	1.25%	(1.28%)	3.68%	2.67%

Ratios/Supplemental data:
Net assets, end of period	$ 38,484,589	$ 52,069,241	$ 52,661,697	$ 55,590,696	$ 56,405,643
Ratio of expenses to average net assets	0.93%	0.95%	0.95%	0.92%	0.94%
Ratio of net investment income to average net assets	1.65%	1.87%	2.05%	2.37%	2.76%
Portfolio turnover rate	21.00%	8.83%	17.52%	20.19%	6.96%

Per share amounts calculated on average shares outstanding

See accompanying notes to financial statements

GOVERNMENT SECURITIES PORTFOLIO RETAIL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2015, 2014, 2013, 2012, and 2011

	2015	2014	2013	2012	2011
Net asset value:
Beginning of period (a)	$ 10.29	$ 10.35	$ 10.71	$ 10.57	$ 10.58
Income from investment operations
Net investment income	0.20	0.19	0.22	0.26	0.29
Net realized and unrealized gain (loss) on investments	(0.11)	(0.06)	(0.35)	0.13	(0.01)
Total income from investment operations	0.09	0.13	(0.13)	0.39	0.28

Less distributions
Dividends from net investment income	(0.18)	(0.19)	(0.23)	(0.25)	(0.29)
Total distributions	(0.18)	(0.19)	(0.23)	(0.25)	(0.29)

End of period (a)	$ 10.20	$ 10.29	$ 10.35	$ 10.71	$ 10.57

Total return: (a)	0.87%	1.27%	(1.27%)	3.70%	2.65%

Ratios/Supplemental data:
Net assets, end of period	$ 3,221	$ 3,193	$ 3,153	$ 3,194	$ 3,079
Ratio of expenses to average net assets	0.93%	0.95%	0.95%	0.92%	0.94%
Ratio of net investment income to average net assets	1.65%	1.87%	2.05%	2.37%	2.76%
Portfolio turnover rate	21.00%	8.83%	17.52%	20.19%	6.96%

Per share amounts calculated on average shares outstanding

(a) Excludes maximum sales load of 3.0%

See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

1.

Organization

Stratus Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At June 30, 2015, the following series were authorized and had shares outstanding:

1) Growth Portfolio

2) Government Securities Portfolio

Both the Growth Portfolio and the Government Securities  Portfolio (each a Portfolio and collectively the Portfolios) have two classes of shares authorized and outstanding: retail and institutional.

2.

Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its Portfolios’ financial statements.

Use of Estimates

In preparing its Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, as of the date of the financial statements, and changes in net assets for the period.  Actual results could differ from those estimates.

Valuation of Investments

Investment securities are carried at fair value determined using the following valuation methods:

•

Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price, as reported by an independent pricing service.  Investments in mutual funds are valued at the quoted net asset value for the fund.  Debt securities held by the Portfolios are valued using market quotations when available.

•

In the event that the price of a security is not available from the pricing services, one or more brokerage firms are contacted to obtain the most recent price available for the security.

•

Securities including bonds, restricted securities or other assets for which reliable recent market quotations are not readily available are valued at fair market value, as determined in good faith under the direction of the Board of Directors.  Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

All securities are valued at the close of each business day.

The Growth Portfolio is authorized to purchase exchange-traded put and call options. At June 30, 2015, the Growth Portfolio had no such exchange traded options nor were any purchased during the year then ended.

Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale).  When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer.  The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities.  A gain or loss is recognized upon the termination of the short sale if the market price at termination is less than or greater than the proceeds originally received.  The Portfolios did not enter into any short sale transactions for the year ended June 30, 2015.

Security Transactions and Investment Income

Security transactions are accounted for on the date securities are purchased or sold (trade date).  Dividend income is recognized on the ex-dividend date and interest income is accrued daily.  Amortization of premium and accretion of discount is accrued daily using the constant yield method and is included in interest income.  Realized investment gains and losses are determined by specifically identifying the issue sold.

Expenses

With the exception of class-specific expenses, each Portfolio allocates expenses as well as revenue and gains and losses to its classes based on relative net assets to total Portfolio net assets.  Class-specific expenses are borne solely by that class.

Federal Income Taxes

It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code, as amended (the Code) applicable to regulated investment companies and to distribute substantially all of the taxable income generated by the Portfolios to its shareholders within the time period allowed by the Federal law.  Consequently, no liability for Federal income taxes has been imposed. The Code’s requirements regarding distributions may differ from amounts determined under accounting principles generally accepted in the United States of America.  These book/tax differences are either temporary or permanent in nature.  To the extent these differences are permanent, they are charged or credited to paid-in-capital, accumulated undistributed net investment income or accumulated net realized gain/loss, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax.  There will be no net realized gain distributions until the net realized capital loss carryforwards have been offset or expired.

The Portfolios have no material uncertain tax benefits as of June 30, 2015.  All tax years prior to the fiscal year ended June 30, 2012 are closed to examination.  It is the policy of the Portfolios to recognize accrued interest and penalties related to uncertain tax benefits in income taxes.

Distribution to Shareholders

Dividends to shareholders are recorded on the ex-dividend date.  The Government Securities Portfolio may declare dividends monthly and the Growth Portfolio may declare dividends annually.  The dividends declared become payable immediately.  Net realized gains, if any, are distributed annually.

Fair Value Measurements

The Fair Value Measurements and Disclosures topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.  The various inputs that may be used to determine the fair value are summarized in three levels:

Level 1 -

Quoted prices in active markets for identical securities

Level 2 -

Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

Level 3 -

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as Level 1 and 2 securities.  However, if key inputs are unobservable, or if the investments are illiquid and there is very limited trading activity, the investments are generally classified as Level 3

In measuring fair value, the Fund primarily uses valuations based on market data.  The inputs used for each asset class is as follows:

Level 1

•

Common Stock – Comprised of actively traded, exchange listed equity securities.  Valuation is determined by quoted prices in active markets.

•

Money Markets – Comprised of money market funds that have daily quoted net asset values.

Level 2

•

Government Agency Bonds – Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

•

Mortgage Backed Securities – Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

•

Treasury Notes/Bonds/Inflation Protected Securities – Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

•

Corporate Bonds – Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Level 3

•

Student Loan Asset Backed Securities – Valuation is determined using a combination of the following inputs: 1) Discounted Cash Flow Model Valuation – where the expected cash flows are discounted to the present using a yield that incorporates compensation for a lack of liquidity. 2) Market Comparables Method – where the securities are valued based on closed transactions and secondary market indications that reflect the discounts that buyers demand when purchasing similar securities.  Additional adjustments are made to incorporate trading activity in securities from the same issuance trust.  The Fund does not develop the unobservable inputs used in measuring fair value of its Level 3 securities. Therefore, quantitative information about the significant unobservable inputs used in the valuation are not disclosed.

The Fund made no transfers between Levels 1 and 2 during the year ended
June 30, 2015.  The following is a summary of the levels within each of the Portfolio’s investments as of June 30, 2015:

Growth Portfolio:

	Level 1		Level 2	Level 3
Common Stock	$ 41,259,593	(1)	$ -	$ -
Money Markets	822,508		-	-

Totals	$ 42,082,101		$ -	$ -

(1) All common stocks in the portfolio are Level 1 and further detail by industry is disclosed in the schedule of investments.

Government Securities Portfolio:

	Level 1	Level 2	Level 3
Government Agency Bonds	$ -	$ 8,208,374	$ -
Mortgage Backed Securities	-	5,412,889	-
Treasury Notes/Bonds/
Inflation Protected ecurities	-	15,463,504	-
Corporate Bonds	-	4,235,858	-
Student Loan Asset Backed
Securities	-	-	3,289,252
Money Markets	$ 1,694,731		-
	-
Totals	$ 1,694,731	$ 33,320,625	$ 3,289,252

Changes in assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended June 30, 2015 were as follows (in thousands):

	Balance		Net Realized	Net Unrealized		Net Transfers	Net Transfers	Balance
	6/30/2014	Purchases	Gain(Loss)	Appreciation (Loss)	Sales	into Level 3	out of Level 3	6/30/2015
Student Loans	$1,675	$1,477	$-	$137	$-	$-	$-	$3,289

3.

Federal Income Tax Information

Distributions paid during the years ended June 30, 2015 and 2014 totaled $942,318 and $525,412 for the Growth Portfolio, respectively, and $768,940 and $953,702 for the Government Securities Portfolio, respectively, and were all characterized as ordinary income for tax purposes.  For the years ended June 30, 2015 and 2014, the Growth Portfolio distributed $2,293,481 and $1,940,182, respectively, in realized gains, which are characterized as long term capital gains for tax purposes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  These differences reflect the dissimilar character of certain income items, net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2015, the components of the tax basis cost of investments and net unrealized appreciation for the Growth Portfolio and Government Securities Portfolio were as follows:

	Growth	Government Securities
Federal tax cost of investments	$ 26,879,240	$36,693,626

Unrealized appreciation	$ 15,869,965	$ 1,686,881
Unrealized depreciation	(667,104)	(75,899)

Net unrealized appreciation	$ 15,202,861	$ 1,610,982

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Growth	Government Securities
Net unrealized appreciation	$ 15,202,861	$ 1,610,982
Undistributed ordinary income	$ 163,762	$ 3,606
Undistributed capital gains	$ 6,981,105	$ 29,889
Accumulated capital losses	$ -	$ -

The difference between accumulated net realized capital losses and accumulated capital losses for tax purposes is attributable to the deferral of capital losses occurring subsequent to October 31, 2014.  There were no post October 31, 2014 capital losses for either the Growth Portfolio nor the Government Securities Portfolio.  For tax purposes, such losses would be realized in the year ended June 30, 2016.  There were no accumulated capital loss carryovers for either the Growth Portfolio nor the Government Securities Portfolio.

4.

Fees, Expenses and Related Party Transactions

 Investment Advisory Services

The Fund and its Portfolios have retained a related company, Union Investment Advisors, Inc. (the Advisor) as the investment advisor for the Fund’s assets.

Effective February 1, 2015, the Fund and the Advisor agreed to a fee reduction. Under the investment advisory agreement the Advisor receives fees for services rendered at the following rates per annum of the average daily net assets of the Portfolios:

Portfolio

Annual Fee Rate

Growth

.50%

Government Securities

.25%

Administrative Services; Transfer Agent; Custodian

The Fund has retained Adminisystems, Inc. (the Administrator) to act as transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. The Administrator is a related party to the Fund.  The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of daily average net asset values.  The Fund has retained Union Bank & Trust Company, a related party, as custodian for the Fund’s assets.  The Portfolios have recorded amounts payable to the custodian reflecting overdrafts, which occur in the ordinary course of business due to the timing of settlements.

Distribution Services

The Fund has selected Nelnet Capital, LLC (the Distributor), a related party through common management to the Advisor and Union Bank & Trust Company, to act as the underwriter and distributor of the fund’s shares. Retail shares for the
Growth Portfolio include a maximum sales charge of 4.5%.  Retail shares for the Government Securities Portfolio include a maximum sales charge of 3.0%.  For sales of both Portfolios of $50,000 or more, the sales charge is reduced.

Fees

Under the terms of the advisory and administrative agreements outlined above, the Portfolios collectively incurred $510,688 and $235,557, respectively, for such services during the year ended June 30, 2015. The Portfolios did not incur any fees under the custodian agreement.

At June 30, 2015, the following accrued investment advisory and administrative fees were payable to the Advisor and Administrator.

	Payable to	Payable to
	Advisor	Administrator	Total
Growth Portfolio	$ 17,641	$ 8,820	$ 26,461
Government Securities Portfolio	7,906	7,906	15,812

Brokerage Services

In addition to the amounts paid by the Portfolios under advisory, custodian and administration agreements, the Portfolios can use Nelnet Capital, LLC, a related party, to effect security trades on their behalf.  For the year ended June 30, 2015, the Growth Portfolio paid $8,862 in commissions to Nelnet Capital, LLC. The Investment Advisor seeks best execution when selecting brokers to effect trades on behalf of the Portfolios.  As is customary in the industry, the investment advisor evaluates the pricing and ability to execute the transactions in selecting brokers to effect trades.

Ownership of Fund Shares by Management

At June 30, 2015, directors, officers and employees of the Fund, the Advisor and Administrator and their immediate families held the following in each Portfolio under UBATCO & Co., nominee name for Union Bank & Trust Company:

	Shares	Value
Growth Portfolio Institutional Class	30,186	$ 618,515
Growth Portfolio Retail Class	-	-
Government Securities Portfolio Institutional Class	9,132	93,151
Government Securities Portfolio Retail Class	-	-

At June 30, 2015, UBATCO & Co. held the following in each Portfolio:

	Shares	Value
Growth Portfolio Institutional Class	2,045,271	$ 41,907,609
Growth Portfolio Retail Class	3,963	79,975
Government Securities Portfolio Institutional Class	3,771,713	38,471,473
Government Securities Portfolio Retail Class	-	-

5.

Securities Transactions

Purchases of securities and proceeds from sales, excluding short-term securities and US Government obligations, were as follows for each Portfolio for the year ended June 30, 2015:

Proceeds
	Purchases	Proceeds	from Calls
	of Securities	from Sales	& Maturities

Growth Portfolio	$ 3,692,952	$ 20,611,712	$ -
Government Securities Portfolio	4,488,509	5,054,908	5,440,000

6.

Capital Share Transactions

The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share.

Transactions in the capital stock of each Portfolio for the year ended June 30, 2015 were as follows:

	Growth	Growth
	Portfolio	Portfolio
	Institutional Shares	Retail Shares
Transactions in shares:
Shares sold	140,256	-
Shares redeemed	(947,090)	(319)
Reinvested dividends	100,620	495
Net decrease	(706,214)	176

	Growth	Growth
	Portfolio	Portfolio
	Institutional Shares	Retail Shares
Transactions in dollars:
Dollars sold	$ 2,902,723	$ -
Dollars redeemed	(19,099,635)	(6,460)
Reinvested dividends	2,045,620	9,927
Net decrease	$ (14,151,292)	$ 3,467

	Government	Government
	Securities Portfolio	Securities Portfolio
	Institutional Shares	Retail Shares
Transactions in shares:
Shares sold	626,307	-
Shares redeemed	(1,952,150)	-
Reinvested dividends	39,096	6
Net increase (decrease)	(1,286,747)	6

	Government	Government
	Securities Portfolio	Securities Portfolio
	Institutional Shares	Retail Shares
Transactions in dollars:
Dollars sold	$ 6,433,211	$ -
Dollars redeemed	(20,047,980)	-
Reinvested dividends	401,055	56
Net increase (decrease)	$ (13,213,714)	$ 56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Stratus Fund, Inc.

Lincoln, Nebraska

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Stratus Fund, Inc. (the “Fund”) comprising the Growth and Government Securities Portfolios as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Stratus Fund, Inc. as of June 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche

Omaha, Nebraska

August 13, 2015

DIRECTORS AND EXECUTIVE OFFICERS

The Fund is governed by a Board of Directors, which is responsible for protecting the interests of the Fund’s shareholders under Minnesota law.  The Board of Directors meet periodically throughout the year to oversee the Fund’s activities, review its performance and review the actions of the Adviser.

The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:

Directors Who Are Not Interested Persons of the Fund

Name, Address and Age	Director Since	Position Held With Fund	Principal Occupation During Last Five Years	Other Directorships
Thomas C. Smith (70) 1225 “L” Street Suite 200 Lincoln, Nebraska 68508	1993	Director	Chairman, SMITH HAYES Financial Services Corporation (financial services corporation) Lincoln, Nebraska	Director, Stockholm Financial Corp. Director, OneBank Holding Co.
R. Paul Hoff (80) 2543 Bluff Road Seward, Nebraska 68434	1993	Director	Retired	None
Edson L. Bridges III (57) 8401 W. Dodge Road, #256 Omaha, Nebraska 68114	1993	Director	Vice President and Director of Bridges Investment Counsel Inc. (registered investment adviser)	Director, Bridges Investment Fund, Inc.
James J. DeMars (71) P.O. Box 81607 Lincoln, Nebraska 68501	2004	Director	Retired. Of counsel to DeMars, Gordon, Olson & Zalewski (law firm)	None

Directors Who Are Interested Persons of the Fund

Name, Address and Age	Director Since	Position(s) Held With Fund	Principal Occupation During Last Five Years	Other Directorships
Jon Gross (45)* 6801 S. 27th Street Lincoln, Nebraska 68512	2004	President and Chief Executive Officer	Senior Vice President, Union Bank and Trust Company; Chief Executive Officer, Adminisystems, Inc.; Chairman and Chief Executive Officer, Union Investment Advisors, Inc.; Director, Nelnet Capital, LLC.	None

_______________________________________________________________________

*Mr. Gross is considered an interested person of the Fund because he is an officer and director of the adviser to, and managing director of the principal underwriter of, the Fund.

Executive Officers

Name, Address and Age	Officer Since	Position(s) Held With Fund	Principal Occupation During Last Five Years
Jon Gross (45) 6801 S. 27th Street Lincoln, Nebraska 68512	2003	President and Chief Executive Officer	Senior Vice President, Union Bank and Trust Company; Chief Executive Officer, Adminisystems, Inc.; Chairman and Chief Executive Officer, Union Investment Advisors, Inc.; Director, Nelnet Capital, LLC.
Jeff Jewell (43) 6811 S. 27th Street Lincoln, Nebraska 68512	2003	Vice President and Chief Financial Officer	First Vice President, Union Bank and Trust Company; Vice President, Adminisystems, Inc.
Tanya Lebsock (46) 6811 S. 27th Street Lincoln, Nebraska 68512	2003	Secretary and Chief Compliance Officer	Assistant Vice President, Union Bank and Trust Company; Chief Compliance Officer, Union Investment Advisors, Inc.

Fund officers each serve one-year terms.  Directors do not serve for any specified term of office, but, rather, hold office for an indefinite term until the next meeting of stockholders or until a director’s successor is duly elected and qualified.

The Fund’s statement of additional information includes additional information about the Fund’s directors and is available upon request, without charge, by calling (888) 769-2362.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of Stratus Fund, Inc. oversees the management of the Fund and its investment portfolios, the Government Securities Portfolio and Growth Portfolio (the "Portfolios"), and  as  required by  law,  determines annually whether to  approve the continuance of the Investment Advisory Agreement with Union Investment Advisors ("UIA").  At a meeting held on August 13, 2015, the Board of Directors (the "Board"), including a majority of the independent directors attending the meeting in person, approved the continuance of the Investment Advisory Agreement for another year.

In preparation for the meeting, the Board received and evaluated information supplied by UIA in response to a letter prepared by independent legal counsel to the independent directors, which requested information relevant to approval of the Investment Advisory Agreement.  The Board considered the factors discussed below in evaluating the continuation of the Investment Advisory Agreement.

The Board reviewed the nature and extent of the services provided by UIA under the Investment Advisory Agreement.  The Investment Advisory Agreement provides that UIA shall provide certain services in connection with advising the Portfolios.  The Board concluded that UIA is providing comparable services as similarly situated investment advisers at a rate that is only a slight amount in excess of that charged by such other advisers and that UIA’s services contribute to the Portfolios’ positive performance. The Investment Advisory Agreement provides that UIA’s officers must have certain experience and credentials associated with advising the Portfolios. The Board reviewed the credentials and experience of the officers of UIA providing services under the Investment Advisory Agreement and concluded that UIA is qualified to provide and is providing services in accordance with the Investment Advisory Agreement.  Based on such review, the Board concluded that the nature and quality of services provided by UIA under the Investment Advisory Agreement was appropriate.

The Board reviewed the performance of the Portfolios during the past one-, three-, five-, and ten-year time periods against the performance of funds advised by other advisers with investment strategies comparable to those of the Portfolios, and the performance of the Portfolios relative to benchmark indices.  The Board noted that the performance of the Government Securities Portfolio was slightly below that of its benchmark for the one –and three – year time periods presented, but significantly better than that of its benchmark for the five and ten-year time periods presented.  Moreover, the Government Securities Portfolio outperformed its peer group for all such time periods except the one-year time period.  The Board noted that the performance of the Growth Portfolio was lagging behind its benchmark and that of its peer group, but the Board was pleased with the consistency and analytic approach used by the investment adviser in its investment management of the Growth Portfolio and, therefore, deemed the performance of the Growth Portfolio to be satisfactory. The Board was ultimately satisfied with the investment adviser’s approach and techniques for managing both Portfolios.

In reviewing the advisory fee rate for the Portfolios under the Investment Advisory Agreement, the Board compared the Portfolios' effective contractual advisory fee rates and total expense ratios with those for comparable funds.  The Board noted that the advisory fee rates for both Portfolios were higher than those of funds advised by other advisers with investment strategies comparable to those of the respective Portfolios.  However, the total expense ratio for both Portfolios was similar to that for comparable funds and, although the total expense ratio for the Government Securities Portfolio was slightly higher than that for comparable funds, the difference was more than offset by the extent of better performance exhibited by the Government Securities Portfolio compared to that of other funds.  Consequently, the Board considered the Portfolios' advisory fees to be satisfactory.  The Board also considered the fees charged by affiliates of UIA for investment advisory services provided to clients other than mutual funds and concluded that those fees are roughly comparable to the fees paid by the Portfolios.

The Board concluded that possible economies of scale that might be realized by UIA in management of the Portfolios were not relevant to its deliberation because the Portfolios had not grown in size in recent years.

OTHER INFORMATION

The Fund provides a complete list of its portfolio holdings four times each fiscal year, as of the end of each quarter.  For the second and fourth fiscal quarters, the lists appear in the Fund’s semi-annual and annual reports to shareholders.  For the first and third fiscal quarters, the Fund files the list with the Securities and Exchange Commission on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C.  You can obtain information on the operation of the public reference room, including information about duplicating fee charges, by calling 1-800-SEC-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov.  The SEC file number for the Fund is 811-6259.  The Fund makes the information on Form N-Q available to shareholders upon request made by calling (888) 769-2362.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request made by calling (888) 769-2362.  The information is also available on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2015, is available, without charge, upon request made by calling (888) 769-2362.  The information is also available on the Commission’s website at http://www.sec.gov.

Item 2.  Code of Ethics

As of the end of the period covered by this report, Stratus Fund, Inc. (the “Fund”) had adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”).  The Code is intended to promote honest and ethical conduct, full, fair, accurate and timely disclosure in reports and documents that the Fund files with the Securities and Exchange Commission (“SEC”) and compliance with applicable laws and regulations.  There were no amendments to the Code during the period covered by this report.  The Fund did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The Fund will provide to any person, without charge, a copy of the Code, upon request made by calling (888) 769-2362.

Item 3.  Audit Committee Financial Expert

The Fund’s Board of Directors has determined that, at the present time, none of the members of the Audit Committee of the Board of Directors meets the definition of the term “audit committee financial expert,” as adopted by the SEC.  That definition requires that a person have prepared or audited investment company financial statements in order to qualify as an “audit committee financial expert.”

The Fund’s Audit Committee consists of three independent directors, each of whom has been selected based upon the Board’s determination that they are fully qualified to monitor the performance of the Fund’s independent auditors and management’s reporting of the Fund’s financial condition and results of operations.  Although none of the members of the Audit Committee meet the technical definition of an “audit committee financial expert,” the committee has sufficient financial expertise to adequately perform their duties.  Messrs. Smith and Bridges each have many years of experience in the financial service industry and Mr. Hoff has been an owner and director of both.  In addition, the Audit Committee has the authority to retain independent consultants and experts whenever it deems appropriate.  As a result, the Fund believes that the experience provided by each member of the Audit Committee together offers the Fund adequate oversight for the Fund’s level of financial complexity.

Item 4.  Principal Accountant Fees and Services

Audit Fees

Deloitte & Touche, LLP, the Fund’s independent auditor, billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

	Fees Billed in FY 2015	Percentage of Fees in FY 2015 Provided Pursuant to Pre-Approved Policies	Fees Billed in FY 2014	Percentage of Fees in FY 2014 Provided Pursuant to Pre-Approved Policies

Audit Fees	$40,975	0.00	$42,100	0.00
Audit Related Fees	7,900	0.00	5,300	0.00
Tax Fees	11,864	0.00	0	0.00
All Other Fees	0	0.00	0	0.00
Total Fees	$60,739	0.00	$47,400	0.00

Audit fees were paid for professional services rendered for the audit of the Fund’s financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.  Audit related services were rendered for assurance and related services to the Fund that are reasonable related to the performance of the audit of the Fund’s financial statements, but are not reported as audit fees.  Fees paid for tax services were for professional services relating to tax compliance, tax advice and tax planning.

Other Fees

Deloitte & Touche billed the Fund aggregate non-audit fees of $0 for the fiscal year ended June 30, 2014, and $11,864 for the fiscal year ended June 30, 2015, for non-audit related services.  The Fund’s Audit Committee approves each engagement of Deloitte & Touche to perform non-audit related services for the Fund.  It has not adopted any pre-approval policies or procedures for such non-audit related services.  The Audit Committee considered whether services provided by Deloitte & Touche to the Fund’s investment adviser or any affiliate of the Fund’s investment adviser is compatible with maintaining the independence of Deloitte & Touche, and determined that Deloitte & Touche’s independence would not be compromised.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

A schedule of investments for the Fund’s investment portfolios is included as a part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this report.

Item 11.  Controls and Procedures

An evaluation was performed by the officers of the Fund, including the principal executive officer and principal financial officer, of the effectiveness and design of the Fund’s disclosure controls and procedures.  Based on that evaluation, which was conducted within 90 days of the filing date of this report, the Fund’s principal executive officer and principal financial officer concluded that the Fund’s disclosure controls and procedures were reasonably designed and effectively operate so as to ensure that material information relating to the Fund is made known to management of the Fund, including the principal executive officer and principal financial officer.  There have been no significant changes in the Fund’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12.  Exhibits

(a)

(1)

Code of Ethics for Principal Executive and Senior Financial Officers.

(2)

Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act.

(3)

Not applicable.

(b)

Certifications required by Section 1350 of Chapter 63 of Title 18 of the United States Code.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stratus Fund, Inc.

By /s/ Jon C. Gross

      Jon C. Gross
     President

      (Principal Executive Officer)

Date:  August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jon C. Gross

      Jon C. Gross

      President
     (Principal Executive Officer)

Date:  August 28, 2015

By /s/ Jeffrey Jewell

      Jeffrey Jewell

      Vice-President and Chief Financial Officer
     (Principal Financial Officer)

Date:  August 28, 2015